June 1st, 2007

Park Place Energy Inc.
1220 – 666 Burrard Street
Vancouver, B.C. V6C 2X8

Attention:        Mr. David Stadnyk, President,

Great Northern Oilsands Inc.
600 – 595 Hornby Street
Vancouver, B.C. V6C 2E8

Attention:          Mr. David Lane, President

Tidewater Resources Inc.
Suite 1200, 707 – 7th Avenue S.W.
Calgary, Alberta T2P 3H6

Attention:           Mr. Al Gal, President

Gentlemen:

Re:	Earning Agreement and Option Relinquishment Agreement
N ½ Sec 22, SW ¼ & LSDs 11 & 12 Sec 26 Twp 12 Rge 5 W4M
Medicine Hat Area, Alberta

Whereas Park Place Energy Inc. (Park Place), Great Northern Oilsands Inc. (Great Northern), and Tidewater Resources Inc. (Tidewater), collectively, the “Farmees”, have entered into an agreement (dated September 25th, 2006) and an amendment (dated November 2nd, 2006) with Pine Petroleum Limited (Pine) to drill a well at 14-22-12-5W4M in the Medicine Hat area of southern Alberta; and

Whereas the “Farmout Lands” and the “Option Lands” are defined in Schedule A of the original agreement and appended hereto as Schedule A and the “Area of Mutual Interest” means Sections 22, 23, 26 and 27-12-5 W4M;

Whereas completion or abandonment of the well is necessary in order to complete the last portion of the Earning Provision; and

Whereas the Farmees and Pine have agreed that the well will not be completed or abandoned at this time; and

Whereas Tidewater, as Operator, has provided a Detailed Estimate of Completion Costs (which is appended hereto as Schedule B), which total Twenty-six ($26,000.00) Thousand Dollars; and

Whereas Farmees and Pine have agreed that the Farmees will instead make a lump sum payment equal to 90% of the estimated completion cost for the well; and

Whereas the Farmees have paid to Pine a total of $23,400.00, (the “Pre-Payment”) receipt of which is hereby acknowledged by Pine;

It is Hereby Agreed that

1. Farmees have completed the Earning Requirements and, as a consequence, will hold an Undivided Forty (45%) Percent Working Interest in the Farmout Lands (N ½ -22-12-5W4), allocated as follows: Park Place 20%, Patch 20% and Tidewater 5%.

2. If it is decided to proceed with the Completion of the 14-22 Well, further costs (i.e. equipping etc.) shall be shared as follows:

  Park Place - 20%
  Great Northern – 20%
  Tidewater - 5%
  Pine/Participant - 55%

3. If it is decided the 14-22 Well is to be abandoned, the Pre-Payment shall be applied against Abandonment Costs proportionate to the Farmees' Interest. In the event the Pre-payment is not fully expended, then any remaining funds shall be remitted to the Farmees. Any cost recovery of tangibles existing after abandonment shall also be refunded proportionately to the Farmees. In the event that the Pre-payment is fully expended, then any further requirements for the abandonment will be borne by the Working Interest Partners at their Working Interest levels.

4. If it is decided the 14-22 Well is to be sold to an outside party and Completion has not been pursued, the Pre-Payment, in its entirety, shall be promptly remitted by Pine to the Farmees, together with any additional consideration that may have formed part of the purchase price proportional to the Interest of the Farmees.

5. Farmees have elected not to exercise their Option to drill a well in Section 26-12-5W4M and Farmees acknowledge they have no further Right to Earn an Interest in the "Option Lands" falling within Section 26-12-5W4 nor in the other AMI lands which are the remainder of Sections 22, 23, 26 and 27 of Township 5 Range 12, W4M after deleting the Farmout Lands and the Option Lands. (All as defined in the original Agreement).

6. Farmees acknowledge and accept that in the event Pine is successful in acquiring a Partner to drill the "Option Well" Farmees are prepared to give favorable consideration to a Pooling Arrangement, if necessary, in order to support the drilling of such Well. As a result, Farmees would reduce their Interest in the Farmout Lands and proportionately acquire an Interest in the Option Lands.

7. This agreement shall be effective as of June 1st, 2007.

It is recognized by all Parties that during the first quarter of 2008, both Farmout and Option Lands will expire unless continued pursuant to the appropriate Governmental Regulations. This Agreement has been proposed to avoid any undue delay and, further, to maximize the potential of the Project.

Please indicate your agreement with the foregoing by signing in the appropriate place below before June 27th, 2007.

Yours truly,

John Duckett, Director,
Pine Petroleum Limited

Accepted and agreed to this 26th day of June, 2007

/s/ David Stadnyk
Park Place Energy Inc.

Accepted and agreed to this 26th day of June, 2007

/s/ David Lane
Great Northern Oilsands Inc.

Accepted and agreed to this 27th day of June, 2007

/s/ Al Gal
Tidewater Resources Inc.

Accepted and agreed to this 27th day of June, 2007

/s/ John Duckett
Pine Petroleum Limited

Cc: Larry Blonde,
Land Consultant.

SCHEDULE “A"

This is Schedule "A" to Earning Agreement and Option Relinquishment Agreement dated June 1st, 2007 between Park Place Energy Inc., Great Northern Oilsands Inc., Tidewater Resources Inc. and Pine Petroleum Limited (originally attached to and made part of a Farmout and Option Agreement dated the 25th day of September, 2006 between Park Place Energy Inc., Patch Energy Inc. and Pine Petroleum Limited).

FARMOUT LANDS	TITLE DOCUMENTS

Twp 12, Rge 5 W4M: N ½ Section 22	Crown P&NG Lease # 0403050008
all P&NG below base Medicine Hat	Lessor Royalty: Crown
to base Mannville

Farmor’s Interest – an undivided 90% working interest

OPTION LANDS	TITLE DOCUMENTS

Twp 12, Rge 5 W4M: SW ¼ & Lsds 11 & 12 Section 26	Crown P&NG Lease # 0403030044
all Petroleum to base Mannville	Lessor Royalty: Crown

Farmor’s Interest – an undivided 90% working interest

ENCUMBRANCES on the FARMOUT LANDS and the OPTION LANDS

0.5% non-convertible gross overriding royalty payable to Covenant Resources Ltd. as described in Schedule “A1”.

SCHEDULE “B"

This is Schedule "B" to Earning Agreement and Option Relinquishment Agreement dated June 1st, 2007 between Park Place Energy Inc., Great Northern Oilsands Inc., Tidewater Resources Inc. and Pine Petroleum Limited.

Tidewater Resources Inc.
Authorization for Expenditure
Detailed Cost Estimate

AFE Number:

Proposed Start: June 2007

Project: 14-22-12-5W4M Completion (Tubing Equip)

ACC #	CLASSIFICATION	Dry Hole ($)	Casing ($)	Cased ($)
2201	**LAND**			
132	Survey Costs			
146	Well Licence Application/Permits			
148	Road Use			
150	Surface (Acquire & Services)			
153	Location Cleanup/Fluid Disposition			
155	Surface Lease Restoration & Damage			
157	Supervision			
170	Lease and Road Preparation			
	TOTAL LAND	$ -	$ -	$ -
2201	**DRILLING - INTANGIBLE**			
175	Fuel			
176	Conductor Hole			
177	Rig Labour			
180	Trucking & Freight			
190	Crew Travel / Camp			
192	Directional Drilling			
193	Rig Move			
194	Drilling Meterage			
195	Drilling Day Work			
197	Boiler			
198	Drill String Inspection			
199	Drill Stem Testing			
200	Drilling Bits			
205	Drilling Mud			
210	Water			
215	Coring / Analysis			
218	Open Hole Logging			
220	Casing Bowl & Accessories			
221	Surface Casing Cement			
223	Surface Casing & Accessories			
224	Field Labour / Welding			
225	Surface Casing Transfer			
226	Surface Casing Tongs			
231	Intermediate Casing & Accessories			
232	Intermediate Cement			
233	Intermediate Casing Transfer			
236	Intermediate Casing Tongs			
239	Pressure Testing			
241	Production Casing			
242	Production Cement			
243	Production Casing Transfer			
244	Production Casing Tongs			
445	Equipment Rentals			
446	Safety Equipment and Services			
450	Engineering Services			
455	Drilling Supervision			
457	Geological Supervision / Mud Logging			
460	Oil / Gas / Water Analysis			
465	Insurance (Blowout)			
466	Abandonment Logging			
467	Abandonment Cementing			
470	Overhead			
490	Miscellaneous			
491	Contingency			
	TOTAL DRILLING - INTANGIBLES	$ -	$ -	$ -
	TOTAL DRILLING EXPEND.	$ -	$ -	$ -

ACC #	CLASSIFICATION	Total Well ($)
2202	**COMPLETION - INTANGIBLE**	
180	Trucking & Freight	
185	Completion Fluids Disposal	
210	Water	
228	Field Labour (Picker)	
229	Rig Assist (SNUB)	
230	Logging & Perforating Cased Hole Log	
234	Cement (Remedial)	
235	Formation Treatment	
237	Wireline / Testing / Analysis	
238	Coiled Tubing Services	
255	Service Rig	6000
445	Equipment Rentals	
446	Safety Equipment & Services	
450	Engineering Services	
455	Completion Supervision	2000
460	Oil / Gas / Water Analysis	
465	Insurance (Blowout)	
470	Overhead	
490	Miscellaneous	
495	Contingency	
	TOTAL COMPLETION - INTANGIBLE	$ 8,000.00
2301	**COMPLETION - TANGIBLE**	
180	Trucking & Freight	
240	Wellhead	4000
250	Production Tubing / Transport	14000
253	Packers, Anchors, Accessories	
470	Overhead	
490	Miscellaneous - Tangibles	
	TOTAL COMP - TANGIBLES	$ 18,000.00
	TOTAL COMP. - EXPEND.	$ 26,000.00
	TOTAL WELL COST	

Comments:
1. Equip the wellbore with tubing.
2.
3.
4.
5.

Prepared by: A. Gal

Date: 30 May 2007